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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2000 relating to the financial statements of Schlumberger Limited, which appears on page 52 of Schlumberger Limited's Annual Report on Form 10-K for the year ended December 31, 1999.



PricewaterhouseCoopers LLP
New York, New York
May 5, 2000